UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2007

Commission File Number of issuing entity: 333-140609-03

RAAC SERIES 2007-SP3 TRUST

(Exact name of issuing entity)

Commission File Number of depositor: 333-140609

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

(Exact name of depositor as specified in its charter)

RESIDENTIAL FUNDING COMPANY, LLC

(Exact name of sponsor as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	None (I.R.S. employer identification no.)

c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN (Address of principal executive offices)	55437 (Zip code)

(952) 857-7000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On or about October 9, 2007, Residential Asset Mortgage Products, Inc. (the “Registrant”), as depositor for the RAAC Series 2007-SP3 Trust (the “Trust”), will cause the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP3, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-140609) filed by the Registrant with the Securities and Exchange Commission: Class A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class M-4 (the “Certificates”).

Copies of the opinions of Mayer Brown LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Mayer Brown LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit Number
5.1	Opinion of Mayer Brown LLP with respect to legality.
8.1	Opinion of Mayer Brown LLP with respect to certain tax matters.
23.1	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 5.1).
23.2	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

as depositor for the Trust
By:	/s/ TIM JACOBSON
	Name:	Tim Jacobson
	Title:	Vice President

Dated: October 8, 2007

Exhibit 5.1

Opinion of Mayer Brown LLP with respect to legality.

Exhibit 8.1

Opinion of Mayer Brown LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Mayer Brown LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Mayer Brown LLP (included in opinion filed as Exhibit 8.1).